UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2021

U.S. CONCRETE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-34530	76-0586680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 N. Main St

Euless, Texas 76039

(Address of principal executive offices, including zip code)

(817) 835-4105

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	USCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 16, 2021, U.S. Concrete, Inc. (the “Company”) held a special meeting (the “Special Meeting”) of stockholders via live webcast in connection with the proposed merger of Grizzly Merger Sub I, Inc. (“Merger Sub”), a Delaware corporation and a wholly owned subsidiary of Vulcan Materials Company, a New Jersey corporation (“Vulcan”), with and into the Company (the “Merger”). As of the record date of the Special Meeting, there were a total of 17,140,891 shares of the Company’s common stock (“Common Stock”) outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 11,374,563 shares of Common Stock were represented virtually or by proxy at the Special Meeting; therefore, a quorum was present.

Set forth below are the matters acted upon by the Company’s stockholders at the Special Meeting and the final voting results of each such matter.

The consummation of the Merger remains subject to regulatory clearance and other customary closing conditions.

1.

The proposal to adopt and approve the Agreement and Plan of Merger, dated as of June 6, 2021, among the Company, Vulcan and Merger Sub (as it may be amended, supplemented or otherwise modified in accordance with its terms, the “Merger Agreement”), pursuant to which the Merger will be consummated, with the Company surviving the Merger as a wholly owned subsidiary of Vulcan (such proposal, the “Merger Agreement Proposal”):

Votes For	Votes Against	Votes Abstaining
11,312,900	35,913	25,749

2.

The proposal to approve, on a non-binding, advisory basis, a resolution approving the compensation that may be paid or become payable to the named executive officers of the Company that is based on or otherwise relates to the Merger:

Votes For	Votes Against	Votes Abstaining
10,676,360	655,132	43,070

3.

The proposal to approve the adjournment of the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal was rendered moot in light of the approval of the Merger Agreement Proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

By:	/s/ Gibson T. Dawson
Name:	Gibson T. Dawson
Title:	Vice President, Corporate Controller and Chief Accounting Officer

    Date: August 16, 2021